UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: December 1, 2005
                                        ----------------

                           Million Dollar Saloon, Inc.
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-27006

         Nevada                                                13-3428657
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)


                    6848 Greenville Avenue, Dallas, TX 75231
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (214) 691-6757
                                 --------------
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

Item 4.01 - Changes in Registrant's Certifying Accountant

On December 1, 2005, the Company's Board of Directors approved the engagement of Blanchfield, Meyer, Kober & Rizzo, LLP of Hauppauge, NY (BMK&R) as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended December 31, 2004 and subsequent periods. Pursuant to SEC Release 34-42266, BMK&R will also review the Company's financial statements to be reported in Quarterly Reports on Form 10-QSB.

Previously, the Company had announced, in a Current Report on Form 8-K dated October 8, 2004, the resignation of S. W. Hatfield, CPA of Dallas, Texas as the Company's independent auditor as a direct result of the auditor rotation provisions of Sarbanes-Oxley Act of 2002. Due to the impact of Sarbanes-Oxley Act of 2002 on the public accounting profession and the resulting reduction in the number of independent public accounting firms willing to perform auditing services for entities such as Million Dollar Saloon, Inc., the Company was unable to secure a replacement for the Company's former auditing firm until this time.

The Company did not consult with BMK&R at any time prior to December 1, 2005, including the Company's two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Million Dollar Saloon, Inc.

Dated: December 2, 2005                                  /s/ Nick Mehmeti
       ----------------                              ---------------------------
                                                                    Nick Mehmeti
                                                        Chief Executive Officer,
                                                     Chief Financial Officer and
                                                                    and Director